Exhibit 99.2

UniSource Energy Corporation
Supplemental Earnings Information
April 30, 2010

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
Operations & Maintenance Components	3
TEP Operating Statistics	4
TEP Margin Revenues	5
UNS Electric Operating Statistics	6
UNS Gas Operating Statistics	7
Basic & Diluted Shares Outstanding	8

SAFE HARBOR AND NON-GAAP MEASURES

This document contains forward-looking information that involves risks and uncertainties, that include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other postretirement benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UniSource Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UniSource Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UniSource Energy’s future results to differ from current expectations. Please refer to UniSource Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.

The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.

Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

1

QUARTER OVER QUARTER EARNINGS VARIANCE EXPLANATION

1st Quarter 2009 UniSource Energy Net Income					$ 4.9

	1st Quarter		Change
	2010	2009	Pre-Tax	After Tax
TEP	-millions of dollars-
Retail Margin Revenues	$108.4	$107.6	$0.8	$0.5
L-T Wholesale Margin Revenues	8.1	7.7	0.4	0.2
Transmission Revenues	7.5	3.9	3.6	2.2

TEP Utility Gross Margin (Non-GAAP)	124.0	119.2	$4.8	3.0

Loss related to the settlement of a dispute over transactions with the California Power Exchange	(3.0)	0.0	(3.0)	(1.9)
Base O&M	54.1	63.1	9.0	5.6
Depreciation	24.1	26.8	(2.7)	(1.7)
Amortization	7.8	8.3	(0.5)	(0.3)
Operating synergies related to Springerville Unit 3&4	6.5	2.5	4.0	2.5
Other Line Item Changes	(5.0)	(4.9)	(0.1)	(0.1)

TEP Operating Income (GAAP)	36.5	18.6	17.9	11.1
Other Income	2.1	2.2	(0.1)	(0.1)
Total Interest Expense	21.9	21.7	0.2	0.1
Income Tax Expense (Benefit)	6.3	(0.3)	6.6	6.6

TEP Net Income (Loss)	$10.4	$($0.6)	NM	$11.0

Change in TEPNet Income					11.0

Other Business Segments
Gain recorded by UNS Electric related to the settlement of a dispute over transactions with the California Power Exchange	3.0	0.0	3.0	1.9

Other Net Income at UNS Electric	1.0	0.8	NM	0.2
UNS Gas Net Income	5.8	4.9	NM	0.9
After-Tax Income from MEH, UED and Consolidating Adj.	1.1	0.0	NM	1.1

Total Other Income and Consolidating Adjustments	10.9	5.7	NM	4.1

Change in UNS Electric, UNS Gas and Other					4.1

1st Quarter 2010 UniSource Energy Net Income					$20.0

2 — Variance Explanation

UNISOURCE ENERGY AND TEP O&M

	1st Quarter
UniSource Energy	2010	2009
O&M Components	-millions of dollars-
TEP Base O&M (Non-GAAP)	$54.1	$63.1
UNS Gas O&M	6.2	6.2
UNS Electric O&M	4.8	4.7
Consolidating Adjustments & Other	(1.9)	(1.5)

UniSource Energy Base O&M (Non-GAAP)	$63.2	$72.5
Reimbursed O&M Related to Springerville Units 3 and 4	12.7	9.2
O&M Related to Customer-funded Renewable Energy and DSM Programs	7.0	3.3

UniSource Energy O&M (GAAP)	$82.9	$85.0

	1st Quarter
TEP	2010	2009
O&M Components	-millions of dollars-
Wages, A&G, Other	$34.2	$36.0
Generating Plant Maintenance Expense	16.4	22.6
Pension and Postretirement Benefits Expense	3.5	4.5

TEP Base O&M (Non-GAAP)	$54.1	$63.1
Reimbursed O&M Related to Springerville Units 3 and 4	12.7	9.2
O&M Related to Customer-funded Renewable Energy and DSM Programs	5.2	2.4

TEP O&M (GAAP)	$72.0	$74.7

3 — O&M

TEP — OPERATING STATISTICS

	3 Months Ended Mar. 31
	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	365,627	364,825	802	0.2%
Commercial	35,814	35,502	312	0.9%
Industrial	632	636	(4)	-0.6%
Mining	2	2	—	0.0%
Other	61	61	—	0.0%

Total	402,136	401,026	1,110	0.3%

RETAIL SALES — MWH
Residential	754,738	727,177	27,561	3.8%
Commercial	394,607	403,863	(9,256)	-2.3%
Industrial	473,771	489,508	(15,737)	-3.2%
Mining	261,037	258,694	2,343	0.9%
Other	44,659	50,016	(5,357)	-10.7%

Total	1,928,812	1,929,258	(446)	0.0%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,064	1,993	71	3.6%
Commercial	11,018	11,376	(358)	-3.1%
Industrial	749,638	769,667	(20,029)	-2.6%
Mining	130,518,500	129,347,000	1,171,500	0.9%
Other	732,115	819,934	(87,820)	-10.7%

Total	4,796	4,811	(14)	-0.3%

WEATHER — HEATING DEGREE DAYS
Actual	881	646	235	36.4%
10-Year Average	805	805
% Change Actual vs. 10-Year Avg.	9.4%	-19.8%

ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index — $/MWh
On Peak	$45.19	$33.75	$11.44	33.9%
Off Peak	$34.77	$25.79	$8.98	34.8%

Avg. Natural Gas Prices
Permian Index — $/MMBtu	$5.26	$3.57	$1.69	47.3%
4 — TEP Operating Statistics

TEP — RETAIL AND WHOLESALE MARGIN REVENUES

	3 Months Ended Mar. 31
	2010	2009	Incr (Decr)	% Change
RETAIL REVENUES — $ MILLIONS
Margin Revenues:
Residential	$47.3	$45.3	2.0	4.4%
Commercial	30.6	30.3	0.3	1.0%
Industrial	21.0	22.6	(1.6)	-7.1%
Mining	7.3	7.1	0.2	2.8%
Other	2.2	2.3	(0.1)	-4.3%

Total	$108.4	$107.6	$0.8	0.7%
DSM / REST	8.0	2.4	5.6	NM
Fuel Revenues:
Recovered from Customers	51.0	47.5	3.5	7.4%

Total Retail Revenues	$167.4	$157.5	$9.9	6.3%

RETAIL REVENUES — CENTS / KWH
Margin Revenues:
Residential	6.27	6.23	0.04	0.6%
Commercial	7.75	7.50	0.25	3.4%
Industrial	4.43	4.62	(0.18)	-4.0%
Mining	2.80	2.74	0.05	1.9%
Other	4.93	4.60	0.33	7.1%

Total	5.62	5.58	0.04	0.8%
DSM / REST	0.41	0.12	0.29	NM
Fuel Revenues:
Recovered from Customers	2.64	2.46	0.18	7.4%

Total Retail Revenues	8.68	8.16	0.52	6.3%

LONG-TERM WHOLESALE MARGIN — $ MILLIONS
Long-term Wholesale Revenues	$14.9	$14.1	0.8	5.7%
Fuel and Purchased Power Expense	(6.8)	(6.4)	(0.4)	6.2%

Net	$8.1	$7.7	0.4	5.2%

5 — TEP Margin Revenues

UNS ELECTRIC — OPERATING STATISTICS

	Three Months Ended March 31,
	2010	2009	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	80,023	79,408	615	0.8%
Commercial	10,336	10,344	(8)	-0.1%
Industrial	24	18	6	33.3%
Mining	1	1	—	0.0%
Other	266	261	5	1.9%

Total	90,650	90,032	618	0.7%

RETAIL SALES — MWH
Residential	175,345	166,570	8,775	5.3%
Commercial	131,308	133,650	(2,342)	-1.8%
Industrial	51,834	38,357	13,477	35.1%
Mining	46,852	33,927	12,925	38.1%
Other	566	612	(46)	-7.5%

Total	405,905	373,116	32,789	8.8%

RETAIL USAGE — KWH/CUSTOMER
Residential	2,191	2,098	94	4.5%
Commercial	12,704	12,921	(217)	-1.7%
Industrial	2,159,750	2,130,944	28,806	1.4%
Mining	46,852,000	33,927,000	12,925,000	38.1%
Other	2,128	2,345	(217)	-9.3%

Total	4,478	4,144	333	8.0%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$4.5	$4.3	0.2	4.7%
Commercial	5.0	5.0	(0.0)	-0.4%
Industrial	1.7	1.5	0.3	20.2%
Mining	1.0	0.8	0.2	27.3%
Other	0.1	0.1	0.0	3.6%

Total Margin Revenues	$12.3	$11.6	$0.7	5.9%
DSM / REST	1.6	0.7	0.9	NM
Fuel Revenues:
Recovered from Customers	23.4	31.3	(7.9)	-25.2%

Total Retail Revenues	$37.3	$43.6	($6.3)	-14.4%

WEATHER — HEATING DEGREE DAYS
Actual	3,570	3,121	449	14.4%
10-Year Average	3,389	3,364
% Change Actual vs. 10-Year Avg.	5.3%	-7.2%

6 — UNS Electric

UNS GAS — OPERATING STATISTICS

	Three Months Ended March 31,
	2010	2009	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	133,715	133,212	503	0.4%
Commercial	11,405	11,526	(121)	-1.0%
Industrial	23	24	(1)	-4.2%
All Other	1,107	1,101	6	0.5%

Total	146,250	145,863	387	0.3%

RETAIL SALES — THOUSANDS OF THERMS
Residential	33,401	29,569	3,832	13.0%
Commercial	11,445	10,374	1,071	10.3%
Industrial	692	659	33	5.0%
All Other	10,411	11,393	(982)	-8.6%

Total	55,950	51,996	3,953	7.6%

RETAIL USAGE — THERMS/CUSTOMER
Residential	250	222	28	12.5%
Commercial	1,004	900	103	11.5%
Industrial	30,103	27,474	2,629	9.6%
All Other	9,404	10,348	(944)	-9.1%

Total	383	356	26	7.3%

RETAIL REVENUES — MILLIONS
Margin Revenues:
Residential	$14.1	$12.9	1.2	9.3%
Commercial	3.4	3.2	0.3	8.8%
All Other	0.9	0.8	0.1	7.7%

Total Margin Revenues	$18.4	$16.8	$1.5	9.1%
DSM Revenues	0.2	0.2	0.1	58.9%
Transport/NSP Revenues	5.1	5.3	(0.1)	-2.0%
Fuel Revenues:
Recovered from Customers	32.9	37.2	(4.2)	-11.4%

Total Gas Revenues	$56.7	$59.4	($2.7)	-4.6%

WEATHER — HEATING DEGREE DAYS
Actual	10,356	9,254	1,102	11.9%
10-Year Average	9,885	9,901
% Change Actual vs. 10-Year Avg.	4.8%	-6.5%

7 — UNS Gas

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended
	March 31,
	2010	2009
	-Thousands of Dollars-
Numerator:
Net Income	$19.972	$4.919
Income from Assumed Conversion of Convertible Senior Notes	1,097	—

Adjusted Numerator	$21,069	$4,919

Denominator:
Weighted-average Shares of Common Stock Outstanding:
Common Shares Issued	35,850	35,557
Fully Vested Deferred Stock Units	107	108
Participating Securities	95	—

Total Weighted-average Shares of Common Stock Outstanding and Participating Securities — Basic	36.052	35,665
Effect of Dilutive Securities:
Convertible Senior Notes	4,140	—
Options and Stock Issuable Under Employee Benefit Plans and the Directors’ Plans	481	540

Total Shares — Diluted	40,673	36,205

Stock options to purchase 234,000 and 395,000 shares of Common Stock were outstanding during the three months ended March 31, 2010 and 2009, respectively, but were not included in the computation of diluted EPS because the stock options’ exercise prices were greater than the average market price of the Common Stock.
Additionally, for the three months ended March 31, 2009, 4 million potentially dilutive shares from the conversion of convertible senior notes, and after-tax interest expense of $1 million were not included in the computation of diluted EPS because to do so would be anti-dilutive.
8 — Diluted Share Count